SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2018

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference, is our news release relating to the dividends referred to in Item 8.01 below.
Additionally, at its regular meeting today, our Board of Directors set May 22, 2019 as the date of the 2019 Annual Meeting of Shareholders to be held at our headquarters in Birmingham, Alabama. The record date for the meeting is March 29, 2019.

Item 8.01 Other Events
On November 28, 2018 our Board of Directors declared a special dividend of $0.50 per share and a regular dividend of $0.31 per share. Both will be paid on January 9, 2019 to shareholders who own our stock as of December 21, 2018.
The special dividend declared today affirms our ongoing commitment to manage our capital effectively and efficiently, while safeguarding the unquestioned strength of our balance sheet. We believe the evolving loss trends in the broader medical professional liability business may create strategic opportunities for growth, which could require us to maintain a higher level of capital. Further, given our concern about those evolving loss trends, we are being conservative in our view of the capital needed to support our operations.
Our dividend policy anticipates a total annual regular dividend of $1.24 per share, to be paid in equal quarterly installments. That policy also considers the irregular payment of special dividends, which may or may not occur in the future. Any decision to pay future cash dividends, either regular or special, will be subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Item 9.01 Financial Statements and Exhibits
99.1 News release issued on November 28, 2018, disclosing ProAssurance’s declaration of a special cash dividend of $0.50 per common share, and a regular cash dividend of $0.31 per common share payable on January 9, 2019 to shareholders of record as of December 21, 2018.

We are furnishing Exhibit 99.1 to this Current Report on Form 8-K solely for the purpose of incorporation by reference into Items 7.01 and 9.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2018
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President